UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NET POWER INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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Your Vote Counts!
NET POWER INC
2025 Annual Meeting
Vote by June 02, 2025
11 :59 PM ET
You invested in NET POWER INC and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 03, 2025. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a

I number Vote in Person at the Meeting* June 03, 2025 11 :00 AM EST 320 Roney Street Suite 200 Durham, NC 27701 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of Class II Directors
Nominees:
01) Jeff Bennett 02) Kyle Derham
NET POWER INC
2025 Annual Meeting
Vote by June 02, 2025
11:59PMET
03) Alejandra Veltmann
Board
Recommends
0 For
2. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.